UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 2, 2025

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 777-5706

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 2, 2025, the Board of Directors (the “Board”) of Sally Beauty Holdings, Inc. (the “Company”) adopted and approved the Amended and Restated By-Laws of the Company (the “Amended and Restated By-Laws”), effective July 2, 2025. The amendments in the Amended and Restated By-Laws, among other things:

•
Enhance procedural mechanics and disclosure requirements applicable to stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings (excluding proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), including by defining certain terms and requiring disclosure of relationships of noticing stockholders with other stockholders, entities that provide financial support for a nomination or proposal, and conflicts of interest of a noticing party;
•
Provide that the Company may disregard any proxies or votes for a noticing stockholder’s director nominees if, after such stockholder provides notice to the Company pursuant to Rule 14a-19 under the Exchange Act, such stockholder subsequently fails to comply with the rule;
•
Require a stockholder submitting a nomination or proposal for other business pursuant to the Amended and Restated By-Laws to update or supplement its notice to the Company as of specified dates;
•
Clarify the powers of the Board and chair of a stockholder meeting to regulate conduct at such meeting and to adjourn a meeting;
•
Require director candidates to complete a written questionnaire, make themselves available for interviews with members of the Board, and make a representation regarding any voting commitments, arrangements with other stockholders, and intent to serve as a director if elected; and
•
Make various other updates, including ministerial and conforming changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits

(d)

Exhibit	Description

3.1	Amended and Restated By-Laws of Sally Beauty Holdings, Inc., a Delaware corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

July 9, 2025	By:	/s/ Denise Paulonis
Name: Denise Paulonis
Title: President and Chief Executive Officer